       RENEWAL RENTAL SCHEDULE NO. A-l6RN1 (the "Renewal Rental Schedule")
                          DATED AS OF February 1, 1998
          TO MASTER LEASE AGREEMENT NO. 8607TXG245 (the "Master Lease")
                            DATED AS OF July 15, 1986


LESSOR                                            LESSEE

American Income Partners V-C LP                   Zeigler Coal Holding Company
c/o EQUIS FINANCIAL GROUP                         50 Jerome Lane
88 BROAD STREET                                   Fairview Heights, IL
BOSTON, MA  02110                                 62208


1.    LEASE TERM. PAYMENT DATES.

      This Renewal Rental Schedule, between American Income Partners V-C LP, as lessor, lessor's interest therein having been previously sold and assigned by American Finance Group and Lessee incorporates by reference the terms and conditions of the Master Lease. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor those items of Equipment described on the attached Schedule B, for the Renewal Lease Term and at the Renewal Term Basic Rent payable on the Payment Dates hereinafter set forth on the attached Schedule A, on the terms and conditions set forth in the Master Lease.

2.    BASIC RENT.

      Renewal Term Basic Rent is computed by multiplying the Total Equipment Cost by the Renewal Lease Rate set forth on the attached Schedule A.

3.    ENTIRE AGREEMENT. MODIFICATION AND WAIVERS. EXECUTION IN COUNTERPARTS.

      This Renewal Rental Schedule and the Master Lease constitute the entire agreement between Lessee and Lessor with respect to the leasing of the Equipment. Capitalized terms not defined herein shall have the meanings assigned to them in the Master Lease. To the extent any of the terms and conditions set forth in this Renewal Rental Schedule conflict with or are inconsistent with the Master Lease, this Renewal Rental Schedule shall govern and control. No amendment, modification or waiver of this Renewal Rental Schedule or the Master Lease will be effective unless evidenced in writing signed by the party to be charged. This Renewal Rental Schedule may be executed in counterparts, all of which together shall constitute one and the same instrument.

                       RENEWAL RENTAL SCHEDULE NO. A-l6RN1
                                    PAGE TWO

The undersigned, being the duly authorized representative of the Lessee, hereby certifies that the items of Equipment described on the attached Schedule B have been duly delivered to the Lessee in good order and duly inspected and accepted by the Lessee as conforming in all respects with the requirements and provisions of the Master Lease, as of the Renewal Term Commencement Date stated on the attached Schedule A.

American Income Partners V-C LP                 Zeigler Coal Holding Company
   By: AFG Leasing IV Incorporated              Lessee
Lessor

By: /s/ Gail O. Ofgant                          By: /s/ [ILLEGIBLE]
    -------------------------------                -----------------------------
Title: Vice President                           Title: Treasurer
       ----------------------------                    -------------------------

COUNTERPART NO. 1 OF 2 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1

                           EQUIS FINANCIAL GROUP                          Page 1

                     Schedule A - Rental Schedule Economics

LESSEE:         SHELL OIL COMPANY

LESSOR:         EQUIS FINANCIAL GROUP

RENTAL SCHEDULE:                    A-l6RN1

LEASE TERM (months):                                  24

PRIMARY START DATE:                            2/01/1998

LEASE EXPIRATION DATE:                         1/31/2000

PAYMENT FREQUENCY:                               MONTHLY

ADVANCE/ARREARS:                                 ADVANCE

LEASE RATE:                                   .008520750

PER DIEM LEASE RATE:                          .000284025

PERIODIC RENT:                                 $8,999.99

NUMBER OF PAYMENTS:                                   24

TOTAL INTERIM RENT:                                $ .00

PAYMENT COMMENCEMENT DATE:                     2/01/1998

TOTAL EQUIPMENT COST:                      $1,056,244.48

DOCUMENTATION FEE:                    ___________________

                            LESSEE INITIALS
---------------------------

/s/ GDO                     LESSOR INITIALS
---------------------------

                               EQUIS FINANCIAL GROUP                      PAGE 1

                         ASSET ACTIVITY CHECKLIST REPORT

PREPARED BY: STEVEN LASPINA

APPROVALS: /s/ SL      /
           ------------------------

TYPE OF TRANSACTION

(/) RENEWAL LEASE                        ( ) CASUALTY AT STIPULATED LOSS VALUE
( ) SALE TO ORIGINAL USER                ( ) EARLY TERMINATION
( ) SALE TO THIRD PARTY USER             ( ) WAREHOUSE OF ASSETS
                                         ( ) OTHER ___________________________

PRIMARY TERM DATA

ORIGINAL LESSEE               SHELL OIL COMPANY
STREET ADDRESS 1              ZEIGLER COAL HOLDING CO
STREET ADDRESS 2              50 JEROME LANE
CITY, STATE, ZIP              FAIRVIEW HEIGHTS        IL 62208
CONTACT NAME                  ROBERT MCPEAK
PHONE NUMBER                  618-394-2480            FAX NUMBER  618-394-2488

MASTER LEASE NUMBER           8607TXG245
LEASE DATE                     7/15/1986
RENTAL SCHEDULE               A-16
START DATE                     1/01/1991
EXPIRATION DATE               12/31/1997
PAYMENT FREQUENCY             M/ADV
LEASE RATE FACTOR              .013672000
ASSUMED DEBT RATE              8.8900
TREASURY RATE                  7.97
LENDER/LOAN NUMBER            KFNL          KFNL012
EQUITY OWNER(S)               1053
                              100.000000000

1 ( ) ORIGINAL TITLES                  3 ( ) STOP BILL FORM
2 ( ) PRODUCE IRR REPORT               4 ( ) COLLATERAL DOCS REQUESTED

I.  WAREHOUSE DATA (SEE ATTACHED EQUIPMENT LIST)

WAREHOUSE COST    $_____________________

DATE WAREHOUSED    _____________________  STOP BILL DATE _____________________

                               EQUIS FINANCIAL GROUP                      PAGE 2

                         ASSET ACTIVITY CHECKLIST REPORT

II.   EQUIPMENT SALE DATA (SEE ATTACHED EQUIPMENT AND PRICE LIST)

NEW LESSEE OR BUYER
STREET ADDRESS 1
STREET ADDRESS 2
CITY, STATE, ZIP
CONTACT NAME
PHONE NUMBER                    FAX NUMBER

SALE TYPE             BS     LS      OS      RS

TAX EXEMPTION STATUS  YES    NO             EXEMPTION NUMBER

TOTAL SALE PRICE         $_________________ BROKERAGE FEE $___________________

SALE DATE/STOP BILL DATE __________________

 1 ( ) CREATE MEMO CODE                     6 ( ) CHANGE MEMO CODE
 2 ( ) AS/400 INPUT                         7 ( ) DELIVERY INSTRUCTIONS
 3 ( ) MISCELLANEOUS INVOICE                8 ( ) REMOVE RS COUNTERPART IF ALL
 4 ( ) PRODUCE DOCUMENTS/SEND TO BUYER            ASSETS SOLD
 5 ( ) RECEIPT OF PAYMENT                   9 ( ) PREP FOR SCANNING
                                           10 ( ) FINAL DOCUMENTS TO BUYER

III. RENEWAL DATA (ATF MAY NEED TO BE CREATED)

NEW RENTAL SCHEDULE      A-16RN1            TERM                  24 MONTHS

START DATE               1/1/98             EXPIRATION DATE       12/31/99

PAYMENT FREQUENCY  [M/ADV]  Q/ADV  S/ADV   A/ADV   N/ARR   Q/ARR   S/ARR   A/ARR

STIPULATED LOSS VALUE    $_________________ LRF/RENT              $.00852075

SEND DOCUMENTS TO LESSEE __________________ END OF LEASE OPTIONS  FMV

1 (/) AS/400 INPUT                          5 ( ) ACTIVATION REPORT
2 (/) UPDATE EQUITY OWNER                   6 ( ) PREP FOR SCANNING
3 (/) PRODUCE DOCUMENTS/SEND TO LESSEE      7 ( ) FINAL DOCUMENTS TO LESSEE
4 ( ) REQUEST UPDATED INSURANCE

IV. NOTES, COMMENTS AND OTHER INFORMATION

                   _________________________________________

                   _________________________________________

                               EQUIS FINANCIAL GROUP                      PAGE 1

                 ASSET ACTIVITY REPORT - EQUIPMENT DESCRIPTION

LESSEE:   SHELL OIL COMPANY
RENTAL SCHEDULE: A-16

Asset           Equipment Cost       Serial Number     Manufacturer        Model        Type                  Status       Bill Code
------------------------------------------------------------------------------------------------------------------------------------
0013615            973,744.48        74290             EUCLID              R-190        TRUCK                 LEASE        WY002
0013616             82,500.00                                              3700 R57     HAUL TRUCK WHEELS     LEASE        WY002
                -------------
                 1,056,244.48 Total for Location BUCKSKIN MINE             GILLETTE                     WY 82716      CODE WY001
                =============
                 1,056,244.48 Total Equipment Cost


                               ** END OF REPORT **

[LOGO] Triton Coal Company                     113 S. Gillette Avenue, Suite 203
       Division Office                                   Gillette, Wyoming 82716
                                                                  (307) 687-2062
================================================================================

November 20, 1997

Mr. Steve Laspina
Equis Financial Group
88 Broad Street
Boston, MA 02110

Dear Steve:

To follow up our discussions concerning the Euclid R-190 truck leases, Schedule(s) A-15 and A-16, Triton has elected to extend the current lease agreement for another 24 months per the terms set forth in your letter of July 24, 1997. These terms were also set forth in the October 1, 1997 letter, however, we would rather not consider stating a Purchase Price at this time. Simply, a 24 month extension at $9,000.00 per month will most closely fit with our mine planning at this time. As I interpret this proposal, the same language regarding options at termination will hold as set forth in the original lease agreement.

Please forward the proper documentation required to initiate this 24 month extension so that I can prepare the paperwork necessary for management approval signatures at my location.

If there is anything more that I need to do, or if you have any questions regarding this matter, please call.


Sincerely,

/s/ Bill Seay

Bill Seay
Materials Manager


cc: John Willson
    Dick Grady
    Scott Deppe
    Randy Roos

                               EQUIS FINANCIAL GROUP                      PAGE 1

                        Schedule B Equipment Description

LESSEE: SHELL OIL COMPANY

           RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NUMBER: A-16RN1

LESSOR: EQUIS FINANCIAL GROUP

                                                                                                        Acceptance
Equipment Cost       Serial Number      Year Manufacturer      Model            Type                    Date
------------------------------------------------------------------------------------------------------------------------------
        973,744.48   74290                    EUCLID           R-190            TRUCK                   1/01/1998
         82,500.00                                             3700 R57         HAUL TRUCK WHEELS       1/01/1998
------------------
      1,056,244.48 Total for Location BUCKSKIN MINE            GILLETTE                      WY 82716
==================
      1,056,244.48 Total Equipment Cost

       RENEWAL RENTAL SCHEDULE NO. A-15RN1 (the "Renewal Rental Schedule")
                          DATED AS OF February 1, 1998
          TO MASTER LEASE AGREEMENT NO. 8607TXG245 (the "Master Lease")
                            DATED AS OF July 15, 1986

LESSOR                                            LESSEE

American Income Partners V-C LP                   Zeigler Coal Holding Company
c/o EQUIS FINANCIAL GROUP                         50 Jerome Lane
88 BROAD STREET                                   Fairview Heights, IL
BOSTON, MA 02110                                  62208

1.    LEASE TERM. PAYMENT DATES.

      This Renewal Rental Schedule, between American Income Partners V-C LP, as lessor, lessor's interest therein having been previously sold and assigned by American Finance Group and Lessee incorporates by reference the terms and conditions of the Master Lease. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor those items of Equipment described on the attached Schedule B, for the Renewal Lease Term and at the Renewal Term Basic Rent payable on the Payment Dates hereinafter set forth on the attached Schedule A, on the terms and conditions set forth in the Master Lease.

2.    BASIC RENT.

      Renewal Term Basic Rent is computed by multiplying the Total Equipment Cost by the Renewal Lease Rate set forth on the attached Schedule A.

3.    ENTIRE AGREEMENT. MODIFICATION AND WAIVERS. EXECUTION IN COUNTERPARTS.

      This Renewal Rental Schedule and the Master Lease constitute the entire agreement between Lessee and Lessor with respect to the leasing of the Equipment. Capitalized terms not defined herein shall have the meanings assigned to them in the Master Lease. To the extent any of the terms and conditions set forth in this Renewal Rental Schedule conflict with or are inconsistent with the Master Lease, this Renewal Rental Schedule shall govern and control. No amendment, modification or waiver of this Renewal Rental Schedule or the Master Lease will be effective unless evidenced in writing signed by the party to be charged. This Renewal Rental Schedule may be executed in counterparts, all of which together shall constitute one and the same instrument.

                       RENEWAL RENTAL SCHEDULE NO. A-15RN1
                                    PAGE TWO

The undersigned, being the duly authorized representative of the Lessee, hereby certifies that the items of Equipment described on the attached Schedule B have been duly delivered to the Lessee in good order and duly inspected and accepted by the Lessee as conforming in all respects with the requirements and provisions of the Master Lease, as of the Renewal Term Commencement Date stated on the attached Schedule A.

American Income Partners V-C LP                 Zeigler Coal Holding Company

   By: AFG Leasing IV Incorporated              Lessee
Lessor

By: /s/ Gail O. Ofgant                          By: /s/ [ILLEGIBLE]
    -------------------------------                -----------------------------
Title: Vice President                           Title: Treasurer
       ----------------------------                    -------------------------

COUNTERPART NO. 2 OF 2 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1

                           EQUIS FINANCIAL GROUP                          PAGE 1

                     Schedule A - Rental Schedule Economics

LESSEE:         SHELL OIL COMPANY

LESSOR:         EQUIS FINANCIAL GROUP

RENTAL SCHEDULE:                   A-15RN1

LEASE TERM (months):                                  24

PRIMARY START DATE:                            2/01/1998

LEASE EXPIRATION DATE:                         1/31/2000

PAYMENT FREQUENCY:                               MONTHLY

ADVANCE/ARREARS:                                 ADVANCE

LEASE RATE:                                   .008521700

PER DIEM LEASE RATE:                          .000284057

PERIODIC RENT:                                 $8,999.99

NUMBER OF PAYMENTS:                                   24

TOTAL INTERIM RENT:                                $ .00

PAYMENT COMMENCEMENT DATE:                     2/01/1998

TOTAL EQUIPMENT COST:                      $1,056,126.73

DOCUMENTATION FEE:                    ___________________

                            LESSEE INITIALS
---------------------------

/s/ GDO                     LESSOR INITIALS
---------------------------

                               EQUIS FINANCIAL GROUP                      PAGE 1

                         ASSET ACTIVITY CHECKLIST REPORT

PREPARED BY: STEVEN LASPINA

APPROVALS: /s/ SL      /
           ------------------------

TYPE OF TRANSACTION

(/) RENEWAL LEASE                        ( ) CASUALTY AT STIPULATED LOSS VALUE
( ) SALE TO ORIGINAL USER                ( ) EARLY TERMINATION
( ) SALE TO THIRD PARTY USER             ( ) WAREHOUSE OF ASSETS
                                         ( ) OTHER _____________________________

PRIMARY TERM DATA

ORIGINAL LESSEE               SHELL OIL COMPANY
STREET ADDRESS 1              ZEIGLER COAL HOLDING CO
STREET ADDRESS 2              50 JEROME LANE
CITY, STATE, ZIP              FAIRVIEW HEIGHTS        IL 62208
CONTACT NAME                  ROBERT MCPEAK
PHONE NUMBER                  618-394-2480          FAX NUMBER  618-394-2488

MASTER LEASE NUMBER           8607TXG245
LEASE DATE                     7/15/1986
RENTAL SCHEDULE               A-15
START DATE                     1/01/1991
EXPIRATION DATE               12/31/1997
PAYMENT FREQUENCY             M/ADV
LEASE RATE FACTOR              .013672000
ASSUMED DEBT RATE              9.4700
TREASURY RATE                  7.97
LENDER/LOAN NUMBER            KFNL          KFNL012
EQUITY OWNER(S)               1053
                              100.000000000

1 ( ) ORIGINAL TITLES                  3 ( ) STOP BILL FORM
2 ( ) PRODUCE IRR REPORT               4 ( ) COLLATERAL DOCS REQUESTED

I.  WAREHOUSE DATA (SEE ATTACHED EQUIPMENT LIST)

WAREHOUSE COST    $_____________________

DATE WAREHOUSED    _____________________  STOP BILL DATE _____________________

                               EQUIS FINANCIAL GROUP                      PAGE 2

                         ASSET ACTIVITY CHECKLIST REPORT

II.   EQUIPMENT SALE DATA (SEE ATTACHED EQUIPMENT AND PRICE LIST)

NEW LESSEE OR BUYER
STREET ADDRESS 1
STREET ADDRESS 2
CITY, STATE, ZIP
CONTACT NAME
PHONE NUMBER                    FAX NUMBER

SALE TYPE             BS     LS      OS      RS

TAX EXEMPTION STATUS  YES    NO             EXEMPTION NUMBER

TOTAL SALE PRICE         $_________________ BROKERAGE FEE $___________________

SALE DATE/STOP BILL DATE __________________

 1 ( ) CREATE MEMO CODE                     6 ( ) CHANGE MEMO CODE
 2 ( ) AS/400 INPUT                         7 ( ) DELIVERY INSTRUCTIONS
 3 ( ) MISCELLANEOUS INVOICE                8 ( ) REMOVE RS COUNTERPART IF ALL
 4 ( ) PRODUCE DOCUMENTS/SEND TO BUYER            ASSETS SOLD
 5 ( ) RECEIPT OF PAYMENT                   9 ( ) PREP FOR SCANNING
                                           10 ( ) FINAL DOCUMENTS TO BUYER

III. RENEWAL DATA (ATF MAY NEED TO BE CREATED)

NEW RENTAL SCHEDULE      A-15RN1            TERM                  24 MONTHS

START DATE               1/1/98             EXPIRATION DATE       12/31/99

PAYMENT FREQUENCY  [M/ADV]  Q/ADV  S/ADV   A/ADV   N/ARR   Q/ARR   S/ARR   A/ARR

STIPULATED LOSS VALUE    $_________________ LRF/RENT            $.00852070/9,000

SEND DOCUMENTS TO LESSEE __________________ END OF LEASE OPTIONS  FMV

1 (/) AS/400 INPUT                          5 ( ) ACTIVATION REPORT
2 (/) UPDATE EQUITY OWNER                   6 ( ) PREP FOR SCANNING
3 (/) PRODUCE DOCUMENTS/SEND TO LESSEE      7 ( ) FINAL DOCUMENTS TO LESSEE
4 ( ) REQUEST UPDATED INSURANCE

IV. NOTES, COMMENTS AND OTHER INFORMATION

                   _________________________________________

                   _________________________________________

                               EQUIS FINANCIAL GROUP                      PAGE 1

                 ASSET ACTIVITY REPORT - EQUIPMENT DESCRIPTION

LESSEE:   SHELL OIL COMPANY
RENTAL SCHEDULE: A-15

Asset           Equipment Cost       Serial Number     Manufacturer        Model        Type                  Status       Bill Code
------------------------------------------------------------------------------------------------------------------------------------
0013613            973,626.73        74289             EUCLID              R-190        TRUCK                 LEASE        WY002
0013614             82,500.00                                              3700 R57     HAUL TRUCK WHEELS     LEASE        WY002
                -------------
                 1,056,126.73 Total for Location BUCKSKIN MINE                     GILLETTE     WY 82716              CODE WY001
                =============
                 1,056,126.73 Total Equipment Cost


                               ** END OF REPORT **

[LOGO] Triton Coal Company                     113 S. Gillette Avenue, Suite 203
       Division Office                                   Gillette, Wyoming 82716
                                                                  (307) 687-2062
================================================================================

November 20, 1997

Mr. Steve Laspina
Equis Financial Group
88 Broad Street
Boston, MA 02110

Dear Steve:

To follow up our discussions concerning the Euclid R-190 truck leases, Schedule(s) A-15 and A-16, Triton has elected to extend the current lease agreement for another 24 months per the terms set forth in your letter of July 24, 1997. These terms were also set forth in the October 1, 1997 letter, however, we would rather not consider stating a Purchase Price at this time. Simply, a 24 month extension at $9,000.00 per month will most closely fit with our mine planning at this time. As I interpret this proposal, the same language regarding options at termination will hold as set forth in the original lease agreement.

Please forward the proper documentation required to initiate this 24 month extension so that I can prepare the paperwork necessary for management approval signatures at my location.

If there is anything more that I need to do, or if you have any questions regarding this matter, please call.


Sincerely,

/s/ Bill Seay

Bill Seay
Materials Manager


cc: John Willson
    Dick Grady
    Scott Deppe
    Randy Roos

                               EQUIS FINANCIAL GROUP                      PAGE 1

                        Schedule B Equipment Description

LESSEE: SHELL OIL COMPANY

           RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NUMBER: A-15RN1

LESSOR: EQUIS FINANCIAL GROUP

                                                                                                        Acceptance
Equipment Cost       Serial Number      Year Manufacturer      Model            Type                    Date
------------------------------------------------------------------------------------------------------------------------------
        973,626.73   74289                    EUCLID           R-190            TRUCK                   1/01/1998
         82,500.00                                             3700 R57         HAUL TRUCK WHEELS       1/01/1998
------------------
      1,056,126.73 Total for Location BUCKSKIN MINE                        GILLETTE                      WY 82716
==================
      1,056,126.73 Total Equipment Cost